                                                                      EXHIBIT 11




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post Effective Amendment No. 9 to Registration Statement No. 33-38848 of Landmark Premium Funds of our reports each dated October 4, 1996 appearing in the annual report to shareholders for the year ended August 31, 1996 of Premium U.S. Treasury Reserves (a series of Landmark Premium Funds) and U.S. Treasury Reserves Portfolio, and to the references to us under the headings "Condensed Financial Information" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.

Deloitte & Touche LLP
Boston, Massachusetts
December 17, 1996

                                                                      EXHIBIT 11





                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 8 to the registration statement on Form N-1A (the "Registration Statement") of Landmark Premium Funds of our report dated October 9, 1996, relating to the financial statements and financial highlights of Premium Liquid Reserves appearing in the August 31, 1996 Annual Report of Premium Liquid Reserves, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Condensed Financial Information" in the Prospectus and under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.



Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
December 17, 1996

                                                                      EXHIBIT 11

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Statement of Additional Information constituting parts of this Post-Effective Amendment No. 8 to the registration statement on Form N-1A (the "Registration Statement") of Landmark Premium Funds of our report dated October 9, 1996, relating to the financial statements and financial highlights of the Cash Reserves Portfolio appearing in the August 31, 1996 Annual Report of Premium Liquid Reserves, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.



Price Waterhouse
Chartered Accountants
Toronto, Ontario
December 17, 1996